UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________

☒	CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 16, 2012

Commission File Number 333-148297
___________________________________
Pinnacle Foods Finance LLC
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	20-8720036
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

399 Jefferson Road Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 541-6620
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Pinnacle Foods Finance LLC (“PFF”) today announced that it intends to seek amendments to its senior secured credit facilities to address near-term maturities and certain other matters. The proposed amendments will (1) extend the maturity date of its currently outstanding Term Loan B under its senior secured credit facilities to October 2016, (2) permit the issuance of a new $400 million term loan facility under its senior secured credit facilities which along with available cash will be used to refinance all $199 million aggregate principal amount of its 10.625% Senior Subordinated Notes due 2017 and all $313 million of its currently outstanding Term Loan D under its senior secured credit facilities and (3) replace the existing revolving credit facility currently outstanding under its senior secured credit facilities with a new five year $150 million revolving credit facility.

The effectiveness of the amendments is subject to certain conditions, including, obtaining the consent of existing lenders holding a majority of the commitments and loans currently outstanding under the senior secured credit facilities, among other things.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this current report on Form 8-K, the words “intends,” “seek” and “proposed” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management's examination of historical operating trends, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS FINANCE LLC

By:	/s/ CRAIG STEENECK

Name:	Craig Steeneck
Title:	Executive Vice President and Chief Financial Officer
Date:	March 16, 2012

Date: March 16, 2012